Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events
Note 15 – Subsequent Events

On January 1, 2018, we closed on a UPA to acquire the remaining equity in IWS, a 54% owned unconsolidated subsidiary, for a purchase price of $25 million. See Note 5 - Goodwill, Spectrum Licenses and Other Intangible Assets for further information.

On January 22, 2018, we completed our acquisition of television innovator Layer3 TV for consideration of approximately $325 million, subject to customary working capital and other post-closing adjustments. See Note 13 - Commitments and Contingencies for further information.

In January 2018, we redeemed $1.0 billion aggregate principal amount of our 6.125% Senior Notes due 2022 and issued $1.0 billion of public 4.500% Senior Notes due 2026 and issued $1.5 billion of public 4.750% Senior Notes due 2028. Additionally in January 2018, DT agreed to purchase $1.0 billion in aggregate principal amount of 4.500% Senior Notes due 2026 and $1.5 billion in aggregate principal amount of 4.750% Senior Notes due 2028 directly from T-Mobile USA and certain of its affiliates, as guarantors, with no underwriting discount. See Note 7 - Debt for further information.

In February 2018, the service receivable sale arrangement was amended to extend the scheduled expiration date to March 2019. See Note 3 - Sales of Certain Receivables for further information.

In February 2018, we extended the leases related to our corporate headquarters facility. See Note 13 - Commitments and Contingencies for further information.

Through February 5, 2018, we made additional repurchases of our common stock. See Note 10 - Repurchases of Common Stock for further information.